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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            --------------------

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                            --------------------


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 19, 1996


                             ZAPATA CORPORATION
           (Exact name of registrant as specified in its charter)



          DELAWARE                     1-4219                  C-74-1339132
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                     Identification No.)


                            1717 ST. JAMES PLACE
                                  SUITE 550
                            HOUSTON, TEXAS 77056
                  (Address of principal executive offices)


                               (713) 940-6100
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On June 19, 1996, Zapata Corporation, a Delaware corporation ("Zapata"), purchased 818,006 shares of common stock, par value $0.01 per share ("Envirodyne Common Stock"), of Envirodyne Industries, Inc., a Delaware corporation ("Envirodyne"), in a brokerage transaction (which settled on June 24, 1996) at a purchase price of $4.165 per share, including brokerage commissions. Also, on June 19, 1996, Zapata contracted to acquire, at a purchase price of $4.125 per share, all the shares of Envirodyne Common Stock held by a holder of 900,000 shares of Envirodyne Common Stock, subject to reductions in the number of shares held by such holder (estimated not to exceed 30,000 shares) effected prior to the closing of the transaction, which is to occur no later than June 30, 1996. Upon the closing of such transaction (assuming that 870,000 shares of Envirodyne Common Stock are acquired in such transaction and based upon the most recently available filing by Envirodyne with the Securities and Exchange Commission), Zapata will own approximately 40.6% of the outstanding shares of Envirodyne Common Stock. For additional information with respect to Envirodyne, reference is made to the audited consolidated financial statements of Envirodyne and subsidiaries as of December 28, 1995 and December 29, 1994 and for the 52-week periods ended December 28, 1995, December 29, 1994 and December 31, 1993 and to the unaudited interim consolidated financial statements of Envirodyne and subsidiaries as of March 28, 1996 and for the three months ended March 28, 1996 and March 30, 1995, all of which are included as an exhibit to this Current Report on Form 8-K and are incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

             Exhibit 23  - Consent of independent accountants.

             Exhibit 99  - Financial statements of Envirodyne Industries, Inc.
                           and subsidiaries, including independent accountant's report.





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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ZAPATA CORPORATION



                                        By: /s/ Joseph L. von Rosenberg III
                                            ----------------------------------
                                            Joseph L. von Rosenberg III
                                            Executive Vice President, General
                                              Counsel and Corporate Secretary



Date:  June 24, 1996





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                                 EXHIBIT INDEX


     Exhibit                  Description
     -------                  -----------
        23         Consent of independent accountants.

        99 Financial statements of Envirodyne Industries, Inc. and subsidiaries, including independent accountant's report.